UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Germay Drive, Unit 4 #1029

Wilmington, DE, 19804

(Address of principal executive offices, including zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2026, SmartKem, Inc., a Delaware corporation (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), as unanimously approved by the Board, by and among the Company, SMTK Merger Sub Inc., a company incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of the Company (“Merger Sub”), and Ferrox Critical Minerals, Ltd., a company registered under the laws of the British Virgin Islands (“Ferrox”).

Upon the terms and subject to the conditions set forth in the Business Combination Agreement, the Company shall acquire Ferrox in an all-stock transaction, for an aggregate purchase price of approximately $125 million (the “Transaction”).

The completion of the Transaction is subject to customary closing conditions, including (i) approval of the Transaction by the Company’s stockholders and Ferrox’s shareholders, (ii) filing and mailing of a definitive proxy statement with the Securities and Exchange Commission (the “SEC”), (iii) the shares of the Company’s common stock to be issued pursuant to the Business Combination Agreement having been approved for listing on The Nasdaq Stock Market LLC (“Nasdaq”), (iv) the filing with the SEC of a registration statement on Form S-4 (the “Registration Statement”), in connection with the registration under the Securities Act of 1933, as amended (“Securities Act”) of the Company’s common shares to be issued in the Transaction, (v) subject to specified materiality standards, the accuracy of the representations and warranties of the parties thereto (the “Transaction Parties”); and (vi) the performance by the Transaction Parties in all material respects with all obligations required to be performed under the Business Combination Agreement at or prior to the date (the “Closing Date”) of the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”).

In connection with the Transaction, on or before the Closing, the Company is expected to enter into Lock-Up Agreements, in form and substance reasonably satisfactory to the Company and Ferrox, with each of the executive officers, directors and five percent (5%) stockholders of the post-Closing combined company, each to be effective as of the Closing for 120 days following the Closing. The execution of the Lock-Up Agreements is also a condition to the Transaction Parties’ obligations to consummate the Transactions.

The Business Combination Agreement contains customary representations and warranties of the Transaction Parties. The Business Combination Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of the Company’s business and Ferrox’s business between the date of the signing of the Business Combination Agreement and the Closing, (ii) the efforts of the Transaction Parties to cause the Transaction to be completed, including obtaining all approvals, consents, registrations, authorizations and other confirmations from any third party necessary, proper or advisable to consummate the transactions contemplated by the Business Combination Agreement, and (iii) convenants by each of the Company and Ferrox not to solicit any Acquisition Proposal (as such term is defined in the Business Combination Agreement) from third parties.

The Business Combination Agreement may be terminated prior to the Closing by: (a) by mutual written consent of each of the Transaction Parties; (b) by either the Company or Ferrox, after the March 31, 2027 (the “End Date”), if the Transaction has not been consummated (subject to certain conditions); (c) by either the Company or Ferrox if a governmental body has issued a non-appealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transfer; (d) by Ferrox upon the Company’s breach of the Business Combination Agreement which is not timely cured; (e) by the Company upon Ferrox’s breach of the Business Combination Agreement which is not timely cured; (f) by the Company, if there will have occurred any Ferrox Material Adverse Effect (as such term is defined in the Business Combination Agreement) (subject to certain conditions); (g) by Ferrox, if there will have occurred any SMTK Material Adverse Effect (as such term is defined in the Business Combination Agreement) (subject to certain conditions); or (h) subject to certain conditions, by either the Company or Ferrox, if one of them should receive an unsolicited Superior Proposal (as such term is defined in the Business Combination Agreement). If the Business Combination Agreement is terminated by a Transaction Party in connection with such Transaction Party’s receipt of an unsolicited Superior Proposal, the terminating Transaction Party shall, subject to certain conditions, be required to make a Termination Payment to the other Transaction Party in the amount of $3 million.

A copy of the Business Combination Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing summary of the Business Combination Agreement does not purport to be complete, has been included to provide investors and security holders with information regarding the terms of the Business Combination Agreement and is qualified in its entirety by reference to the full text and the terms and conditions of the Business Combination Agreement. It is not intended to provide any other factual information about the Company, Ferrox, or their respective subsidiaries and affiliates. The Business Combination Agreement contains representations and warranties by each of the Transaction Parties, which were made only for purposes of the Business Combination Agreement and as of specified dates. The representations, warranties and covenants in the Business Combination Agreement were made solely for the benefit of the Transaction Parties; may be subject to limitations agreed upon by the Transaction Parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Transaction Parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the Transaction Parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Ferrox, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the entry into the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

† 2.1	Business Combination Agreement dated August 3, 2026.
99.1	Press Release dated August 3, 2026.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

Additional Information and Where to Find It

In connection with the Transaction, the Company intends to file with the SEC a proxy statement, in preliminary and definitive form (the “Information Statement”), and the Company will file other documents regarding the Transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FERROX, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

A definitive proxy statement will be mailed to shareholders of the Company. Investors will be able to obtain free copies of statement, as may be amended from time to time, and other relevant documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company, including the information statement (when available), will be available free of charge from the Company’s website at www.smartkem.com.

Forward-Looking Statements

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our current cash position and future needs. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: August 3, 2026	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer